SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 14, 2002

(Date of earliest event reported)

UAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Algonquin Road, Elk Grove Township, Illinois	60007
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (847) 700-4000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7.  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Statement under Oath of Principal Executive Officer regarding
Facts and Circumstances relating to Exchange Act filings

99.2	Statement under Oath of Principal Financial Officer regarding
Facts and Circumstances relating to Exchange Act filings

ITEM 9.           REGULATION FD DISCLOSURE.

UAL Corporation ("UAL") is furnishing herewith the Statements under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings as Exhibits 99.1 and 99.2, respectively, which are included herein.  John W. Creighton, Chairman and Chief Executive Officer of UAL, and Frederic F. Brace, Executive Vice President and Chief Financial Officer of UAL, signed these statements on August 14, 2002. The statements were filed with the Securities and Exchange Commission (SEC) on August 14, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002).

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION

By:	/s/ Frederic F. Brace
Name:	Frederic F. Brace
Title:	Executive Vice President and
Chief Financial Officer

Dated:  August 14, 2002